                                                                       EXHIBIT 2

                    DIRECTORS, MANAGERS, EXECUTIVE OFFICERS
                             OR CONTROLLING PERSONS

The name, business address, present principal occupation or employment and the name, principal business address of any corporation or other organization in which such employment is conducted, of each of the executive officers and directors of (i) El Paso Energy Partners Company, L.L.C., (ii) Deeptech International Inc., (iii) El Paso Field Services Holding Company, (iv) El Paso Tennessee Pipeline Co., (v) El Paso Corporation and (vi) Sabine River Investors II, L.L.C.


(i) EL PASO ENERGY PARTNERS COMPANY, L.L.C.
    ---------------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                     IS CONDUCTED
   ----------------                    ------                   ----------                     ------------
Robert G. Phillips           Chief Executive Officer     Chief Executive Officer of           GulfTerra Energy
4 Greenway Plaza                                             GulfTerra Energy                  Partners, L.P.
Houston, Texas 77046                                          Partners, L.P.                  4 Greenway Plaza
                                                                                            Houston, Texas 77046

James H. Lytal                      President              President of GulfTerra             GulfTerra Energy
4 Greenway Plaza                                            Energy Partners, L.P.              Partners, L.P.
Houston, Texas 77046                                                                          4 Greenway Plaza
                                                                                             Houston, Texas 77046

Keith B. Forman                  Vice President and      Vice President and Chief            GulfTerra Energy
4 Greenway Plaza                  Chief Financial          Financial Officer of                Partners, L.P.
Houston, Texas 77046                  Officer               GulfTerra Energy                 4 Greenway Plaza
                                                             Partners, L.P.                 Houston, Texas 77046

Kathy A. Welch                     Vice President            Vice President and              GulfTerra Energy
4 Greenway Plaza                   and Controller              Controller of                   Partners, L.P.
Houston, Texas 77046                                         GulfTerra Energy                4 Greenway Plaza
                                                               Partners, L.P.               Houston, Texas 77046

(ii) DEEPTECH INTERNATIONAL INC.
     ---------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
       NAME AND                  CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
   BUSINESS ADDRESS                    SERVES                   OCCUPATION                     IS CONDUCTED
   ----------------                    ------                   ----------                     ------------
Robert G. Phillips              Director, Chairman        Chief Executive Officer            GulfTerra Energy
4 Greenway Plaza                 of the Board and          of GulfTerra Energy                 Partners, L.P.
Houston, Texas 77046         Chief Executive Officer          Partners, L.P.                 4 Greenway Plaza
                                                                                           Houston, Texas 77046

James H. Lytal                 Director and President     President of GulfTerra             GulfTerra Energy
4 Greenway Plaza                                           Energy Partners, L.P.              Partners, L.P.
Houston, Texas 77046                                                                         4 Greenway Plaza
                                                                                           Houston, Texas 77046

Keith B. Forman                  Vice President and      Vice President and Chief           GulfTerra Energy
4 Greenway Plaza                  Chief Financial          Financial Officer of               Partners, L.P.
Houston, Texas 77046                  Officer               GulfTerra Energy                4 Greenway Plaza
                                                             Partners, L.P.               Houston, Texas 77046

Kathy A. Welch                   Vice President and         Vice President and              GulfTerra Energy
4 Greenway Plaza                     Controller           Controller of GulfTerra             Partners, L.P.
Houston, Texas 77046                                       Energy Partners, L.P.            4 Greenway Plaza
                                                                                           Houston, Texas 77046

(iii) EL PASO FIELD SERVICES HOLDING COMPANY
      --------------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Robert G. Phillips                  Director and         Chief Executive Officer      GulfTerra Energy Partners, L.P.
1001 Louisiana Street                President            of GulfTerra Energy                4 Greenway Plaza
Houston, Texas 77002                                         Partners, L.P.                 Houston, Texas 77046

James H. Lytal                     Vice President        President of GulfTerra       GulfTerra Energy Partners, L.P.
1001 Louisiana Street                                      Energy  Partners, L.P.            4 Greenway Plaza
Houston, Texas 77002                                                                        Houston, Texas 77046

Kathy A. Welch                   Vice President and         Vice President and        GulfTerra Energy Partners, L.P.
4 Greenway Plaza                     Controller           Controller of GulfTerra           4 Greenway Plaza
Houston, Texas 77046                                       Energy Partners, L.P.           Houston, Texas 77046


(iv) EL PASO TENNESSEE PIPELINE CO.
     ------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Douglas L. Foshee              Director, Chairman of     President, Chief Executive        El Paso Corporation
1001 Louisiana Street           the Board, President       Officer and Director of        1001 Louisiana Street
Houston, Texas 77002            and Chief Executive          El Paso Corporation           Houston, Texas 77002
                                      Officer

David L. Siddall                  Director, Vice             Vice President,               El Paso Corporation
1001 Louisiana Street          President, Associate      Chief Governance Officer         1001 Louisiana Street
Houston, Texas 77002           General Counsel and        and Corporate Secretary          Houston, Texas 77002
                               Corporate Secretary         of El Paso Corporation

D. Dwight Scott               Director, Executive Vice   Executive Vice President and      El Paso Corporation
1001 Louisiana Street            President and Chief      Chief Financial Officer of      1001 Louisiana Street
Houston, Texas 77002              Financial Officer           El Paso Corporation          Houston, Texas 77002

Jeffrey I. Beason              Director, Senior Vice     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              President and           Controller of El Paso          1001 Louisiana Street
Houston, Texas 77002                 Controller                 Corporation                Houston, Texas 77002

Joe B. Wyatt                          Director                  Director of                El Paso Corporation
1001 Louisiana Street                                       El Paso Corporation           1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

(v) EL PASO CORPORATION:
    --------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Ronald L. Kuehn, Jr.              Chairman of the            Chairman of the               El Paso Corporation
1001 Louisiana Street               Board and              Board and Director             1001 Louisiana Street
Houston, Texas 77002                 Director             of El Paso Corporation           Houston, Texas 77002

Douglas L. Foshee              Director, President             President and               El Paso Corporation
1001 Louisiana Street          and Chief Executive      Chief Executive Officer of        1001 Louisiana Street
Houston, Texas 77002                 Officer                El Paso Corporation            Houston, Texas 77002

D. Dwight Scott                   Executive Vice         Executive Vice President          El Paso Corporation
1001 Louisiana Street          President and Chief      and Chief Financial Officer       1001 Louisiana Street
Houston, Texas 77002            Financial Officer         of El Paso Corporation           Houston, Texas 77002

Robert W. Baker                      Executive           Executive Vice President          El Paso Corporation
1001 Louisiana Street              Vice President         of El Paso Corporation          1001 Louisiana Street
Houston, Texas 77002            and General Counsel                                        Houston, Texas 77002

John Somerhalder                   Executive Vice        Executive Vice President          El Paso Corporation
1001 Louisiana Street                President            of El Paso Corporation          1001 Louisiana Street
Houston, Texas 77002                                                                       Houston, Texas 77002

Jeffrey I. Beason              Senior Vice President     Senior Vice President and         El Paso Corporation
1001 Louisiana Street              and Controller          Controller of El Paso          1001 Louisiana Street
Houston, Texas 77002                                            Corporation                Houston, Texas 77002

John M. Bissell                       Director           Chairman of the Board of              Bissell Inc.
2345 Walker Ave., N.W.                                         Bissell Inc.               2345 Walker Ave., N.W.
Grand Rapids, MI 49501                                                                    Grand Rapids, MI 49544

Juan Carlos Braniff                   Director                Vice Chairman,           Universidad 1200, Col. XOCO
Universidad 1200, Col. XOCO                              Grupo Financiero Bancomer        Mexico, D.F.C.P. 03339
Mexico, D.F.C.P. 03339

James L. Dunlap                        Director              Business Consultant            1659 North Boulevard
1659 North Boulevard                                                                       Houston, Texas 77006
Houston, Texas 77006

Robert W. Goldman                     Director              Business Consultant              13 DuPont Circle
13 DuPont Circle                                                                           Sugar Land, TX 77479
Sugar Land, TX 77479

J. Michael Talbert                    Director                   Chairman of                  Transocean Inc.
Chairman of the Board                                             the Board,                 4 Greenway Plaza
Transocean Inc.                                                 Transocean Inc.            Houston, Texas 77046
4 Greenway Plaza
Houston, Texas 77046

John Whitmire                         Director                   Chairman of               CONSOL Energy, Inc.
Consol Energy, Inc.                                              the Board,               1800 Washington Road
1800 Washington Road                                         CONSOL Energy, Inc.          Pittsburgh, PA 15241
Pittsburgh, PA 15241

Anthony W. Hall, Jr.                  Director            [City Attorney, City of        Attorney, City of Houston
900 Bagby, 4th Floor                                              Houston]                 900 Bagby, 4th Floor
Houston, Texas 77002                                           [When? Term?]               Houston, Texas 77002

J. Carleton MacNeil Jr                Director             Securities Consultant            3421 Spanish Trail
3421 Spanish Trail                                                                            Building 227D
Building 227D                                                                             Delray Beach, FL 33483
Delray Beach, FL 33483

Malcolm Wallop                        Director            Chairman, Frontiers of           Frontiers of Freedom
Western Strategy Group                                      Freedom Foundation                  Foundation
1100 Wilson Blvd.,                                                                          12011 Lee Jackson
Suite 1400                                                                                    Memorial Hwy.
Arlington, VA 22209                                                                         Fairfax, VA 22033

Joe B. Wyatt                          Director             Chancellor Emeritus,           Vanderbilt University
Vanderbilt University                                      Vanderbilt University            211 Kirkland Mall
211 Kirkland Mall                                                                          Nashville, TN 37240
Nashville, TN 37240

(vi) SABINE RIVER INVESTORS I, L.L.C.
     ---------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Robert G. Phillips            Chief Executive Officer         Chief Executive         GulfTerra Energy Partners, L.P.
1001 Louisiana Street                                       Officer of GulfTerra           Four Greenway Plaza
Houston, Texas 77002                                        Energy Partners, L.P.          Houston, Texas 77046

James H. Lytal                      President              President of GulfTerra     GulfTerra Energy Partners, L.P.
1001 Louisiana Street                                       Energy Partners, L.P.          Four Greenway Plaza
Houston, Texas 77002                                                                       Houston, Texas 77046


(vi) SABINE RIVER INVESTORS II, L.L.C.
     ---------------------------------

                                                                                         NAME, PRINCIPAL BUSINESS
                                                                                        ADDRESS OF ORGANIZATION IN
          NAME AND               CAPACITY IN WHICH               PRINCIPAL              WHICH PRINCIPAL OCCUPATION
      BUSINESS ADDRESS                 SERVES                   OCCUPATION                     IS CONDUCTED
      ----------------                 ------                   ----------                     ------------
Robert G. Phillips                    President               Chief Executive          GulfTerra Energy Partners, L.P.
1001 Louisiana Street                                       Officer of GulfTerra            Four Greenway Plaza
Houston, Texas 77002                                        Energy Partners, L.P.          Houston, Texas 77046